Exhibit 10.1
EXECUTION VERSION

BORROWING BASE REDETERMINATION AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

This BORROWING BASE REDETERMINATION AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of October 15, 2020 (this “Amendment”), is entered into among MAGNOLIA OIL & GAS OPERATING LLC, a Delaware limited liability company (the “Borrower”), MAGNOLIA OIL & GAS INTERMEDIATE LLC, a Delaware limited liability company (f/k/a TPG Pace Energy Intermediate LLC) (“Holdings”), each other Guarantor party hereto, the Lenders party hereto and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders (in such capacity, the “Collateral Agent”).

RECITALS

A.Holdings, the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, the other Lenders from time to time party thereto and the Issuing Banks from time to time party thereto are parties to that certain Credit Agreement, dated as of July 31, 2018 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

B.The parties hereto desire to make certain modifications to the Credit Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions and Interpretation. Capitalized terms used and not defined in this Amendment shall have the respective meanings given to them in the Credit Agreement, after giving effect to this Amendment (the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). The principles of interpretation set forth in the Credit Agreement shall apply to this Amendment in all respects. Unless otherwise indicated herein, section references in this Amendment refer to sections in the Amended Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is amended, with effect on and as of the Amendment No. 2 Effective Date (as defined below), as follows:

(a)The Table of Contents is hereby amended to reflect the appropriate page number references and section titles as may be necessary to reflect the changes to the Credit Agreement made by this Amendment.

(b)Section 1.1 (Defined Terms) is hereby amended by adding the following new definition in the appropriate alphabetic order:

“Consolidated Cash Balance” shall mean, at any time of determination, cash and cash equivalents held or owned by (either directly or indirectly), credited to the account of or that would otherwise be required to be reflected as an asset on the balance sheet of the Borrower and the Guarantors (other than Holdings); provided that the Consolidated Cash Balance shall exclude, without duplication, the sum of (a) cash or cash equivalents received from the issuance of Permitted Additional Debt or Permitted Refinancing Indebtedness thereof or other Indebtedness permitted to be incurred by this Agreement and the Credit Documents (other than the proceeds of any Loan) and used for any purpose permitted under this Agreement within five (5) Business Days from the date of receipt thereof, (b) any cash or cash equivalents constituting the proceeds of any issuance of Equity Interests of the Borrower or a contribution to the common equity capital of the Borrower and used for any purpose permitted under this Agreement within thirty (30) days from the date of receipt thereof, (c) any cash or cash equivalents set aside in Excluded Accounts, (d) any Cash Collateral which Cash Collateralizes the Letters of Credit Outstanding, (e) any cash or cash equivalents set aside in connection with Permitted Acquisitions and other permitted Investments and (i) constituting purchase price pledges and/or deposits made or held or (ii) used within five (5) Business Days, in each case, pursuant to a binding and enforceable purchase and sale agreement or similar binding and enforceable agreement with an unaffiliated third party containing customary provisions, including, without limitation, provisions regarding the payment and refunding of such deposits, (f) any cash or cash equivalents for which the Borrower or any applicable Guarantor has issued checks or initiated wires or ACH transfers (or in its respective good faith discretion, will issue checks, initiate wires or ACH transfers within five (5) Business Days), (g) any cash or cash equivalents set aside to pay royalty obligations, working interest/operator obligations, production payments, vendor payments, suspense payments, severance and ad valorem taxes, payroll, payroll taxes, other taxes, employee wage and benefits payments, and trust and fiduciary obligations or other similar obligations or payments of the Borrower or any applicable Guarantor to unaffiliated third parties, in each case, that the Borrower or the applicable Guarantor reasonably anticipates in good faith will become due and payable within 90 days and (h) any cash or cash equivalents in any escrow accounts or fiduciary or trust accounts that are used exclusively in the ordinary course of the Borrower or any applicable Guarantor’s business for plugging and abandonment, remediation, and similar obligations owed to unaffiliated third parties.

(c)Section 5.2 is hereby amended by inserting the following as clause (c) and renumbering the existing clauses (c) through (e) in such section accordingly:

(c)Repayment with Excess Cash. If the Consolidated Cash Balance exceeds $65.0 million for seven (7) consecutive days at any time during which there are Loans outstanding under this Agreement, then the Borrower shall, on or before 2:00 p.m. (New York City time) the next succeeding Business Day, prepay the Loans in an aggregate amount equal to the lesser of (i) an amount sufficient to reduce the Consolidated Cash Balance after such prepayment to below $65.0 million or (ii) an amount sufficient to prepay all Loans outstanding hereunder.

(d)Clause (a) of Article 7 (Conditions Precedent to All Subsequent Credit Events) is hereby amended and restated in its entirety as follows:

(a) At the time of each such Credit Event (in the case of clause (c) hereof, excluding any such Credit Event that constitutes an issuance, renewal or extension of a Letter of Credit) and also after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, (ii) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects at such time) and (iii) the Consolidated Cash Balance shall not exceed
$65.0 million (both at the time of and after giving effect to the application of the proceeds of such Credit Event).

(e)    The following is hereby inserted as a new Section 13.25:

Section 13.25    Acknowledgement Regarding Any Supported QFCs.    To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the

Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.
(b)As used in this Section 13.25, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)

(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 3. Scheduled Redetermination of the Borrowing Base. This Amendment shall constitute notice of the Scheduled Redetermination to occur on or about October 1, 2020 pursuant to Section
2.14 of the Credit Agreement, and the Administrative Agent, the Collateral Agent, each Issuing Bank, the
Lenders party hereto hereby agree (and the Borrower and the Guarantors hereby accept) that effective as of the Amendment No. 2 Effective Date, the Borrowing Base shall be $450,000,000, and such redetermined Borrowing Base (which shall be deemed to be the Scheduled Redetermination of the Borrowing Base to be effective as of October 1, 2020 or as promptly as possible thereafter) shall remain in effect until the earlier of (a) the next Scheduled Redetermination or Interim Redetermination of the Borrowing Base and (b) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

Section 4. Amendment Effectiveness. This Amendment shall become effective without any further action or consent of any other Person on the date hereof upon the satisfaction of the following conditions precedent (the “Amendment No. 2 Effective Date”):

(a)The Administrative Agent (or its counsel) shall have received (i) a counterpart of this Amendment, duly executed and delivered by Holdings, the Borrower, each Guarantor, the Collateral Agent and Lenders constituting the Required Lenders or (ii) written evidence satisfactory to the Administrative Agent (which may include e-mail transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)the Administrative Agent and the Lenders shall have received (i) an updated Reserve Report, (ii) a Reserve Report Certificate with respect to the foregoing and (iii) such other Engineering Reports as the Required Lenders may have reasonably requested; and

(c)the Borrower shall have paid (including an authorization by the Borrower to debit an account with the Administrative Agent) all fees and reasonable out-of-pocket expenses of the Agents and Lenders to the extent invoiced at least three (3) Business Days prior to the Amendment No. 2 Effective Date, required to be reimbursed or paid by the Borrower pursuant to Section 13.5 of the Credit Agreement.

Section 5. Limited Effect. Except as expressly provided hereby, and after giving effect to the agreements set forth herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement, any other Credit Document or an accord and satisfaction in regard thereto. The amendments, waivers and consents contained herein shall not be construed as a waiver or amendment by the Administrative Agent, the Collateral Agent or any of the Lenders of any other covenant or provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein or a consent of the Administrative Agent, the Collateral Agent or any of the Lenders to any further or future action on the part of the Credit Parties that would require the waiver or consent of the Administrative Agent, the Collateral Agent or the Lenders. The failure of the Administrative Agent, the Collateral Agent or any of the Lenders at any time or times hereafter to require strict performance by any Credit Party of any provision thereof shall not waive, affect or diminish any rights of the Administrative Agent, Collateral Agent or the Lenders to thereafter demand strict compliance therewith.

Section 6. Effect of Amendment. On and after the Amendment No. 2 Effective Date, (a) each reference to the Credit Agreement in any Credit Document shall be deemed to be a reference to the Amended Credit Agreement, (b) this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents and (c) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement.

Section 7.    Acknowledgment and Consent by the Credit Support Parties.

(a)The Credit Parties are party to the Guarantee and the Security Documents (collectively, the “Credit Support Documents”), pursuant to which, as applicable, as and to the extent set forth therein: (i) the Guarantors have guaranteed the performance of the Obligations under the Credit Documents and (ii) the Credit Parties have granted a security interest in certain of their assets to the Collateral Agent for the benefit of the Secured Parties to secure performance of the Obligations under the Credit Documents.

(b)The Credit Parties hereby acknowledge that they have reviewed the terms and provisions of this Amendment, consent to the matters set forth herein and confirm that, except as expressly contemplated by this Amendment, the Credit Support Documents and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible the payment and performance of all “Guaranteed Obligations” (as such term is defined in the Guarantee) and “Obligations” (as such term is defined in the Amended Credit Agreement) as the case may be, including the payment and performance of all such “Guaranteed Obligations” and “Obligations” as the case may be comprising the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Credit Agreement in accordance with their respective terms, and subject to the respective limitations, of the Credit Support Documents.

(c)The Credit Parties acknowledge and agree that the Credit Support Documents shall continue in full force and effect and that all of their obligations thereunder and all Liens created or perfected thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, all of which such Credit Support Documents and Liens are ratified and confirmed.

Section 8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in “.pdf” form shall be as effective as delivery of a manually executed counterpart hereof. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

Section 10. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

Section 11. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

Section 12. Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

Section 13. Incorporation of Credit Agreement Provisions. The provisions contained in Section 13.12 (GOVERNING LAW) and Section 13.13 (Submission to Jurisdiction; Waivers) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

Section 14. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

MAGNOLIA OIL & GAS OPERATING LLC
MAGNOLIA OIL & GAS INTERMEDIATE LLC
MAGNOLIA OIL & GAS FINANCE CORP.

By:     /s/ Christopher Stavros
Name:     Christopher Stavros
Title:     Executive Vice President - Chief Financial Officer

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

CITIBANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Vice President

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

The Bank of Nova Scotia, Houston Branch, as a Lender

By:    /s/ Marc Graham
Name:    Marc Graham
Title:    Managing Director

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

BMO HARRIS BANK N.A., as a Lender

By:    /s/ Hill Taylor
Name:    Hill Taylor
Title:    Vice President

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:    /s/ Nupar Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Andrew Griffin
Name:    Andrew Griffin
Title:    Authorized Signatory

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

The Huntington National Bank, as a Lender
By:    /s/ Jason Zilewicz
Name:     Jason Zilewicz
Title:      Director
Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

ING Capital LLC, as a Lender

By:    /s/ Juli Bieser
Name:    Juli Bieser
Title:    Managing Director

By:    /s/ Lauren Gutterman
Name:    Lauren Gutterman
Title:    Vice President

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

JPMorgan Chase Bank, N.A., as a Lender

By:    /s/ Jorge Diaz Granados
Name:    Jorge Diaz Granados
Title:    Authorized Officer

Signature Page
Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

Mizuho Bank, Ltd., as a Lender
By:              /s/ Edward Sacks
Name:         Edward Sacks
Title:         Authorized Signatory

Signature Page

Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

MUFG Union Bank, N.A., as a Lender

By:    /s/ Stephen W. Warfel
Name:    Stephen W. Warfel
Title:    Authorized Signatory

Signature Page

Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

PNC Bank, National Association, as a Lender

By:    /s/ John Engel
Name:    John Engel
Title:    Vice President

Signature Page

Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

REGIONS BANK, as a Lender

By:    /s/ Kelly L. Elmore III
Name:    Kelly L. Elmore III
Title:    Managing Director

Signature Page

Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

Societe Generale, as a Lender

By:    /s/ Roberto Simon
Name:    Roberto Simon
Title:    Managing Director

Signature Page

Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

U.S. Bank National Association, as a Lender

By:    /s/ Matthew A. Turner
Name:    Matthew A. Turner
Title:    Vice President

Signature Page

Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement

UBS AG Stamford Branch, as a Lender

By:    /s/ Houssem Daly
Name:    Houssem Daly
Title:    Associate Director

By:    /s/ Anthony Joseph
Name:    Anthony Joseph
Title:    Associate Director

Signature Page

Borrowing Base Redetermination Agreement and Amendment No. 2 to Credit Agreement